Exhibit 99.1

Lifetime Brands, Inc. Reports Third Quarter Financial Results

Company Reports Record Third Quarter Revenues, Net Income Increased 26% over Third Quarter 2015 and Record Third Quarter EBITDA

Declares Regular Quarterly Dividend

GARDEN CITY, NY, – November 8, 2016 – Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global provider of branded kitchenware, tableware and other products used in the home, today reported its financial results for the third quarter ended September 30, 2016.

Third Quarter Financial Highlights:

Consolidated net sales were $170.1 million, as compared to consolidated net sales of $163.2 million in the corresponding period in 2015. In constant currency, which excludes the impact of foreign exchange fluctuations, consolidated net sales increased 6.4%, as compared to consolidated net sales in the corresponding period in 2015.

Gross margin was $58.3 million, or 34.3%, as compared to $57.0 million, or 34.9%, for the corresponding period in 2015.

Income from operations was $10.8 million, as compared to $9.8 million for the corresponding period in 2015.

Net income was $6.5 million, or $0.44 per diluted share, as compared to net income of $5.1 million, or $0.36 per diluted share, in the corresponding period in 2015.

Adjusted net income was $7.5 million, or $0.51 per diluted share, as compared to adjusted net income of $5.9 million, or $0.41 per diluted share, in the corresponding period in 2015.

Consolidated EBITDA was $16.7 million, as compared to $14.1 million for the corresponding 2015 period.

Equity in losses, net of taxes, was $138,000, as compared to equity in losses, net of taxes, of $0.5 million in the corresponding 2015 period.

Nine Months Financial Highlights:

Consolidated net sales were $399.1 million, as compared to consolidated net sales of $401.8 million for the corresponding period in 2015. In constant currency, consolidated net sales increased 0.8%.

Gross margin was $141.9 million, or 35.5%, as compared to $145.4 million, or 36.2%, for the corresponding period in 2015.

Income from operations was $5.3 million, as compared to $6.6 million, for the corresponding period in 2015.

Net income was $1.0 million, or $0.07 per diluted share, as compared to net income of $1.3 million, or $0.09 per diluted share, in the 2015 period.

Adjusted net income was $4.2 million, or $0.29 per diluted share, as compared to $3.4 million, or $0.24 per diluted share, in the 2015 period.

Consolidated EBITDA was $22.1 million, as compared to $21.0 million for the corresponding 2015 period.

Equity in losses, net of taxes, was $0.3 million, as compared to equity in losses, net of taxes, of $0.2 million in the corresponding 2015 period.

Jeffrey Siegel, Lifetime’s Chairman and Chief Executive Officer, commented,

“For the three months ended September 30, 2016, net income increased 26% over the three months ended September 30, 2015 and Lifetime achieved record revenue, record adjusted net income and record EBITDA, demonstrating the Company’s ability to deliver organic growth and solid financial results in the face of an uncertain economic climate in the United States and despite unfavorable exchange rate fluctuations that affected the results of our U.K. subsidiaries and our partner companies in Canada and Mexico.

“In September, we completed the acquisition of the Amco Houseworks® and Swing-A-Way® kitchenware and the Chicago™ Metallic bakeware brands. In early October, we acquired the Copco® lines of thermal and hydration beverageware, tea kettles and kitchen organization products. These acquisitions, together with the Wilton Armetale® serveware and grillware lines that we acquired earlier in the year — all in categories where Lifetime is already well established — should be accretive beginning in the fourth quarter.

“Lifetime Next™, the Company’s initiative to simplify and strengthen the organization for growth, begun in late 2015 in cooperation with a major international consulting firm, is well underway. We now are in the implementation phase and expect to achieve process improvement savings beginning mid-year 2017, with full completion by year-end.

“We look forward to a healthy fourth quarter, reflecting both organic growth and contributions from our recently acquired brands, offset somewhat by continued foreign exchange weakness in the U.K., Canada and Mexico.”

Dividend

On Thursday, November 3, 2016, the Board of Directors declared a quarterly dividend of $0.0425 per share payable on February 15, 2017 to shareholders of record on February 1, 2017.

Conference Call

The Company has scheduled a conference call for Tuesday, November 8, 2016 at 11:00 a.m. The dial-in number for the conference call is (844) 787-0801 or (661) 378-9632, passcode #3118093. A live webcast of the conference call will be accessible through http://edge.media-server.com/m/p/qqzw776u. For those who cannot listen to the live broadcast, an audio replay of the webcast will be available.

Non-GAAP Financial Measures

This earnings release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate comparison of the Company’s operating performance. Management uses this non-GAAP information as an indicator of business performance. These non-GAAP measures should be viewed as a supplement to, and not a substitute for, GAAP measures of performance.

Forward-Looking Statements

In this press release, the use of the words “believe,” “could,” “expect,” “may,” “positioned,” “project,” “projected,” “should,” “will,” “would” or similar expressions is intended to identify forward-looking statements that represent the Company’s current judgment about possible future events. The Company believes these judgments are reasonable, but these statements are not guarantees of any events or financial results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in general economic conditions which could affect customer payment practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; changes in demand for the Company’s products; shortages of and price volatility for certain commodities; significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and an appropriate level of debt.

Lifetime Brands, Inc.

Lifetime Brands is a leading global provider of kitchenware, tableware and other products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Amco Houseworks®, Chicago™ Metallic, Copco®, Fred® & Friends, Kitchen Craft®, Kamenstein®, Kizmos™, La Cafetière®, Misto®, Mossy Oak®, Reo®, Savora™, Swing-A-Way® and Vasconia®; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Creative Tops®, Empire Silver™, Gorham®, International® Silver, Kirk Stieff®, Towle® Silversmiths, Tuttle®, Wallace®, Wilton Armetale®, V&A® and Royal Botanic Gardens Kew®; and valued home solutions brands, including Bombay®, BUILT NY®, Debbie Meyer® and Design for Living™. The Company also provides exclusive private label products to leading retailers worldwide.

The Company’s corporate website is www.lifetimebrands.com.

Contacts:

Lifetime Brands, Inc. Laurence Winoker, Chief Financial Officer 516-203-3590 investor.relations@lifetimebrands.com	Lippert/Heilshorn & Assoc. Harriet Fried, SVP 212-838-3777 hfried@lhai.com

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands – except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net sales	$170,124	$163,198	$399,099	$401,790
Cost of sales	111,802	106,246	257,232	256,419

Gross margin	58,322	56,952	141,867	145,371
Distribution expenses	14,531	13,348	40,225	39,378
Selling, general and administrative expenses	33,009	33,842	94,662	99,389
Restructuring expenses	—	—	1,701	—

Income from operations	10,782	9,762	5,279	6,604
Interest expense	(1,231)	(1,454)	(3,546)	(4,344)
Financing expense	—	—	—	(154)
Loss on early retirement of debt	—	—	(272)	—

Income before income taxes and equity in earnings	9,551	8,308	1,461	2,106
Income tax provision	(2,961)	(2,745)	(218)	(665)
Equity in losses, net of taxes	(138)	(459)	(270)	(169)

NET INCOME	$6,452	$5,104	$973	$1,272

Weighted-average shares outstanding – basic	14,266	13,912	14,129	13,824

BASIC INCOME PER COMMON SHARE	$0.45	$0.37	$0.07	$0.09

Weighted-average shares outstanding – diluted	14,631	14,307	14,494	14,242

DILUTED INCOME PER COMMON SHARE	$0.44	$0.36	$0.07	$0.09

Cash dividends declared per common share	$0.0425	$0.0425	$0.1275	$0.1175

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands – except share data)

	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,831	$7,131
Accounts receivable, less allowances of $5,174 at September 30, 2016 and $5,300 at December 31, 2015	130,112	90,576
Inventory	171,337	136,890
Prepaid expenses and other current assets	8,323	8,783
Deferred income taxes	2,172	—

TOTAL CURRENT ASSETS	317,775	243,380
PROPERTY AND EQUIPMENT, net	21,402	24,877
INVESTMENTS	22,536	24,973
INTANGIBLE ASSETS, net	96,923	96,593
DEFERRED INCOME TAXES	7,164	6,486
OTHER ASSETS	2,104	2,022

TOTAL ASSETS	$467,904	$398,331

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of Credit Agreement Term Loan	$9,851	$19,646
Short term loan	118	252
Accounts payable	49,228	27,245
Accrued expenses	52,350	40,154
Income taxes payable	—	4,064

TOTAL CURRENT LIABILITIES	111,547	91,361
DEFERRED RENT & OTHER LONG-TERM LIABILITIES	19,257	18,556
DEFERRED INCOME TAXES	9,143	8,596
REVOLVING CREDIT FACILITY	128,686	65,617
CREDIT AGREEMENT TERM LOAN	1,970	14,733
STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $.01 par value, shares authorized: 50,000,000 at September 30, 2016 and 25,000,000 at December 31, 2015; shares issued and outstanding: 14,431,027 at September 30, 2016 and 14,030,221 at December 31, 2015	144	140
Paid-in capital	171,217	165,780
Retained earnings	46,860	47,733
Accumulated other comprehensive loss	(20,920)	(14,185)

TOTAL STOCKHOLDERS’ EQUITY	197,301	199,468

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$467,904	$398,331

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Nine Months Ended September 30,
	2016	2015
OPERATING ACTIVITIES
Net income	$973	$1,272
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	11,744	10,703
Amortization of financing costs	513	477
Deferred rent	(125)	511
Deferred income taxes	—	699
Stock compensation expense	2,115	2,314
Undistributed equity in (earnings) losses, net	270	169
Gain on disposal of fixed assets	(23)	—
Loss on early retirement of debt	272	—
Changes in operating assets and liabilities (excluding the effects of business acquisitions)
Accounts receivable	(42,360)	(2,576)
Inventory	(34,552)	(36,422)
Prepaid expenses, other current assets and other assets	(412)	(642)
Accounts payable, accrued expenses and other liabilities	38,410	17,886
Income taxes receivable	(1,967)	—
Income taxes payable	(5,246)	(5,822)

NET CASH USED IN OPERATING ACTIVITIES	(30,388)	(11,431)

INVESTING ACTIVITIES
Purchases of property and equipment	(1,982)	(4,190)
Proceeds from disposition of GSI	567	—
Acquisitions	(9,382)	—

NET CASH USED IN INVESTING ACTIVITIES	(10,797)	(4,190)

FINANCING ACTIVITIES
Proceeds from Revolving Credit Facility	200,144	213,625
Repayments of Revolving Credit Facility	(136,175)	(187,267)
Repayment of Credit Agreement Term Loan	(23,000)	(7,500)
Proceeds from Short Term Loan	118	37
Payments on Short Term Loan	(248)	(803)
Payment of financing costs	(13)	—
Payment for capital leases	(55)	—
Payments of tax withholding for stock based compensation	(74)	—
Proceeds from exercise of stock options	1,217	843
Cash dividends paid	(1,804)	(1,557)

NET CASH PROVIDED BY FINANCING ACTIVITIES	40,110	17,378

Effect of foreign exchange on cash	(225)	(546)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,300)	1,211

Cash and cash equivalents at beginning of period	7,131	5,068

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$5,831	$6,279

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Consolidated EBITDA for the Four Quarters Ended September 30, 2016
Three months ended September 30, 2016	$16,652
Three months ended June 30, 2016	5,206
Three months ended March 31, 2016	268
Three months ended December 31, 2015	23,889

Total for the four quarters	$46,015

Consolidated EBITDA for the Four Quarters Ended September 30, 2015
Three months ended September 30, 2015	$14,089
Three months ended June 30, 2015	4,388
Three months ended March 31, 2015	2,519
Three months ended December 31, 2014	20,918

Total for the four quarters	$41,914

Reconciliation of GAAP to Non-GAAP Operating Results

Consolidated EBITDA:

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income (loss) as reported	$6,452	$(1,191)	$(4,288)	$11,006
Subtract out:
Undistributed equity in (earnings) losses, net	138	(18)	150	(517)
Add back:
Income tax provision (benefit)	2,961	(473)	(2,270)	5,962
Interest expense	1,231	1,122	1,193	1,402
Loss on early retirement of debt	—	272	—	—
Depreciation and amortization	4,682	3,578	3,484	3,500
Stock compensation expense	825	487	803	2,972
Contingent consideration	—	—	—	(876)
Permitted acquisition related expenses	363	369	555	3
Restructuring expenses	—	1,060	641	437

Consolidated EBITDA	$16,652	$5,206	$268	$23,889

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Consolidated EBITDA:

	Three Months Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net income (loss) as reported	$5,104	$(1,727)	$(2,105)	$9,261
Subtract out:
Undistributed equity in (earnings) losses, net	459	(2)	(288)	1,364
Add back:
Income tax provision (benefit)	2,745	(717)	(1,363)	5,473
Interest expense	1,454	1,459	1,431	1,658
Loss on early retirement of debt	—	—	—	27
Financing expense	—	—	154	758
Depreciation and amortization	3,510	3,638	3,555	3,572
Stock compensation expense	791	773	750	2,360
Contingent consideration	—	1,545	147	(4,115)
Permitted acquisition related expenses, net of recovery	26	(581)	238	560

Consolidated EBITDA	$14,089	$4,388	$2,519	$20,918

Consolidated EBITDA is a non-GAAP measure that the Company defines as net income (loss), adjusted to exclude undistributed equity in earnings (losses), income taxes, interest, losses on early retirement of debt, depreciation and amortization, stock compensation expense, intangible asset impairment, contingent consideration, certain acquisition related expenses and restructuring expenses, as shown in the tables above.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands – except per share data)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Adjusted net income and adjusted diluted income per common share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income as reported	$6,452	$5,104	$973	$1,272
Adjustments:
Contingent consideration	—	—	—	1,545
Acquisition related expenses (recoveries), net	363	26	1,287	(385)
Depreciation expense adjustment	1,327	—	1,327	—
Financing expenses	—	—	—	154
Loss on early retirement of debt	—	—	272	—
Restructuring expenses	—	—	1,701	—
Deferred tax for foreign currency translation for Grupo Vasconia	62	756	517	1,331
Income tax effect on adjustments	(676)	(10)	(1,835)	(526)

Adjusted net income	$7,528	$5,876	$4,242	$3,391

Adjusted diluted income per common share	$0.51	$0.41	$0.29	$0.24

Adjusted net income in the three and nine months ended September 30, 2016 excludes acquisition related expenses, a charge to correct accumulated depreciation balance relating to certain leasehold improvements at one of the Company’s U.S. warehouses, loss on early retirement of debt, restructuring expenses and deferred tax expense related to our equity earnings of Vasconia due to recording the tax benefit of cumulative translation losses through other comprehensive income. Adjusted net income in the three and nine months ended September 30, 2015 excludes the fair value adjustment of certain contingent consideration, acquisition related expenses, the recovery of acquisition related expenses for an acquisition not completed, financing expenses and deferred tax expense related to our equity earnings of Vasconia due to recording the tax benefit of cumulative translation losses through other comprehensive income.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

	As Reported Three Months Ended September 30,			Constant Currency (1) Three Months Ended September 30,				Year-Over-Year Increase (Decrease)
Net sales	2016	2015	Increase (Decrease)	2016	2015	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S. Wholesale	$139,607	$130,588	$9,019	$139,607	$130,594	$9,013	$6	6.9%	6.9%	—%
International	26,736	28,812	(2,076)	26,736	25,513	1,223	(3,299)	4.8%	(7.2)%	(12.0)%
Retail Direct	3,781	3,798	(17)	3,781	3,798	(17)	—	(0.4)%	(0.4)%	—%

Total net sales	$170,124	$163,198	$6,926	$170,124	$159,905	$10,219	$(3,293)	6.4%	4.2%	(2.2)%

	As Reported Nine Months Ended September 30,			Constant Currency (1) Nine Months Ended September 30,				Year-Over-Year Increase (Decrease)
Net sales	2016	2015	Increase (Decrease)	2016	2015	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S. Wholesale	$314,613	$311,710	$2,903	$314,613	$311,615	$2,998	$(95)	1.0%	0.9%	(0.1)%
International	71,969	76,641	(4,672)	71,969	70,985	984	(5,656)	1.4%	(6.1)%	(7.5)%
Retail Direct	12,517	13,439	(922)	12,517	13,439	(922)	—	(6.9)%	(6.9)%	—%

Total net sales	$399,099	$401,790	$(2,691)	$399,099	$396,039	$3,060	$(5,751)	0.8%	(0.7)%	(1.5)%

(1)	”Constant Currency” is determined by applying the 2016 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact”. Constant currency sales growth excludes the impact of currency.